Accounts Receivable, Net (Tables)	12 Months Ended
Dec. 31, 2015
Accounts Receivable, Net [Abstract]
Schedule Of Accounts Receivable
The following table summarizes the carrying amounts of accounts receivable, net as of December 31, 2015 and 2014 (in thousands):

	2015	2014
Receivable from tenants	$9,999	$6,705
Receivable from non-tenants	353	602
Straight-line rent receivable	52,336	41,529
Allowance for doubtful accounts	(3,587)	(1,554)
Total	$59,101	$47,282